SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 2, 2003

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 7.  Financial Statements and Exhibits.

Exhibit
99	Press release dated April 2, 2003.

Item 9.  Regulation FD Disclosure.  On April 2, 2003, Coca-Cola Enterprises Inc. issued a press release announcing first quarter 2003 volume growth of 2 percent, and management affirms full-year 2003 financial outlook.  A copy of the press release is attached as Exhibit 99.

This information furnished under "Item 9.  Regulation FD Disclosure" is intended to be furnished under "Item 12.  Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.                        (Registrant)

Date: April 2, 2003
By:   S/E. LISTON BISHOP III                                E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX
99	Press Release issued April 2, 2003.